EXHIBIT 32


                            CERTIFICATION OF OFFICERS
                              OF SWISS MEDICA, INC.
                           PURSUANT TO 18 USC ss. 1350


Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsection (a) and
(b) of Section 1350, Chapter 63 of Title 18, United States Code) each of the undersigned officers of Swiss Medica, Inc. (the "Company") does hereby certify, to such officer's knowledge, that:

      (a) The quarterly report on Form 10-QSB for the quarter ended June 30, 2004 of the Company fully complies with the requirements of section 13(a) or 15(b) of the Securities Exchange Act of 1934; and

      (b) Information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  August 11, 2004


/s/ Raghunath Kilambi
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Raghunath Kilambi
Chief Executive Officer and Chief Financial Officer